SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 26, 2010

TrinityCare Senior Living, Inc.
( a Nevada Corporation)

333-140567	71-0822436
(Commission File Number)	(IRS Employer Identification Number)

227 East Edgewood Avenue
Friendswood, TX 77546
(281) 482-9700

Donald W. Sapaugh
227 East Edgewood Avenue
Friendswood, TX 77546
(281) 482-9700
 (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01- Entry Into Material Definitive Agreement

On August 25, 2010 TrinityCare Senior Living, Inc. (a Nevada corporation) entered into an Agreement and Plan of Reorganization with SeaBridge Freight, Inc. ( a Delaware company).

ITEM 9.01 – Financial Statements and Exhibits

Exhibit

EXHIBIT      DESCRIPTION

Exhibit 99.1                    Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TrinityCare Senior Living, Inc.

Date: August 26, 2010	By: /s/ Donald W. Sapaugh
Name: Donald W. Sapaugh Title: President

EXHIBIT 99.1

TRINITYCARE ANNOUNCES AGREEMENT WITH SEABRIDGE FREIGHT, INC.

FRIENDSWOOD, Texas - TrinityCare Senior Living, Inc. (OTC BB: TCSR), which develops, manages and owns faith-based senior living facilities, today announced the execution of an agreement with SeaBridge Freight, Inc., a Delaware company, which provides container-on-barge transport service between Port Brownsville, Texas and Tampa Bay, Florida.

“This agreement will create a change in focus for our public company, and a change we believe will be beneficial to our shareholders”, stated Donald W. Sapaugh, Chairman and Chief Executive Officer of TrinityCare Senior Living, Inc.  “SeaBridge Freight, is a leader as a ‘Marine Highway’, with revenues increasing each quarter this year. The company has excellent leadership and is poised to expand rapidly over the next year.”

This reorganization agreement has been approved by a majority of the shareholders of both companies, and further information will be available shortly.

About TrinityCare Senior Living, Inc.

TrinityCare Senior Living ("TrinityCare") develops, owns, and manages quality senior living facilities that focus on enriching the faith of the residents and providing state-of-the-art independent living, assisted living, memory care and adult day care services in a single location. The Company partners with local churches and developers for each facility and offers a wide range of both community and personal services to residents.  TrinityCare is a rapidly growing company with three successful facilities currently operating in Texas and Tennessee.  Near-term expansion plans target the Southeastern part of the United States. For more information please visit www.trinitycare.com.

TrinityCare is headquartered in Friendswood, Texas (Houston metropolitan area) and its common stock trades on the OTC Bulletin Board under the symbol “TCSR”.

Forward-Looking Statements

The information in this news release includes certain forward-looking statements that are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties, including statements related to the future financial performance of the Company. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations or any of its forward-looking statements will prove to be correct. Factors that could cause results to differ include, but are not limited to, successful execution of growth strategies, product development and acceptance, the impact of competitive services and pricing, general economic conditions, and other risks and uncertainties described in the Company’s periodic filings with the Securities and Exchange Commission.

For Additional Information, Please Contact:

Donald W. Sapaugh, CEO,

Or

Tyson Wallis, Public Relations

281-482-9700